SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    November 4, 1996



                     INTERNATIONAL MULTIFOODS CORPORATION
            (Exact name of registrant as specified in its charter)




     Delaware                   1-6699               41-0871880
(State or other             (Commission          (I.R.S. Employer
jurisdiction of              File Number)        Identification No.)
incorporation)


33 South 6th Street, Minneapolis, Minnesota                   55402
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:    (612) 340-3300



                              Not applicable
        (Former name or former address, if changed since last report)


Item 5.     Other Events.


     On November 4, 1996, International Multifoods Corporation (the ("Company") announced that the Board of Directors of the Company had elected Gary E. Costley as Chairman of the Board, President and Chief Executive Officer of the Company, effective January 1, 1997. See the Company's press release dated November 4, 1996, attached hereto as
Exhibit 99.1, which is incorporated by reference in this Current Report on Form 8-K.


Item 7.     Financial Statements and Exhibits.

(c) Exhibits.

    99.1 Press release of International Multifoods Corporation dated November 4, 1996.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTERNATIONAL MULTIFOODS CORPORATION



Date:  November 4, 1996          By  /s/ Robert F. Maddocks
                                     ---------------------------------
                                 Robert F. Maddocks
                                 Executive Vice President




                              EXHIBIT INDEX

99.1    Press release of International Multifoods Corporation dated
        November 4, 1996.